SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                                 April 24, 1995


                                 DESIGNS, INC.
                                 -------------

             (Exact Name of registrant as specified in its charter)


        Delaware                  0-15898                04-2623104
(State or other jurisdiction    (Commission            (IRS Employer
     of incorporation)           File Number)        Identification No.)


1244 Boylston Street, Chestnut Hill, Massachusetts              02167
    (Address of principal executive offices)                  (Zip Code)


                                 (617) 739-6722
              (Registrant's telephone number, including area code)


Item 5.   Other Events

     As previously announced, on January 27, 1995, Designs, Inc. (the `Company'') announced that subsidiaries of Levi Strauss & Co. and the Company entered into agreements, dated as of January 28, 1995, establishing a joint venture to operate up to 35 to 50 `Original Levi's(R) Stores'' and ``Levi's(R) Outlet''stores selling Levi's(R) brand jeans and jeans-related products. The `Levi's(R) Outlet'' stores will principally service the close-out products of the joint venture `Original Levi's(R) Stores.'' The joint venture stores are expected to be opened throughout 11 northeastern states and the District of Columbia over the next three to five years. In conjunction with the formation of the joint venture, the Company's `Original Levi's(R) Store'' located in Minneapolis, Minnesota and its `Dockers(R) Shop'' stores located in Minneapolis, Minnesota and Cambridge, Massachusetts were transferred to Levi's Only Stores, Inc., a subsidiary of Levi Strauss & Co.

     Accompanying this Report as Exhibits 10.1 through 10.8 are certain agreements (each without disclosure exhibits except as otherwise indicated) related to the formation of the joint venture. Also accompanying this Report as Exhibits 10.9 and 10.10 are certain agreements (each without disclosure exhibits) related to the transfer of the Company's `Original Levi's(R) Store'' located in Minneapolis, Minnesota and its `Dockers(R) Shop'' stores located in Minneapolis, Minnesota and Cambridge, Massachusetts to LOS.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DESIGNS, INC.



Date:  April 24, 1995              By: /s/Scott N. Semel
                                       Scott N. Semel, Senior
                                        Vice President

                               Index to Exhibits
                               -----------------




Exhibit No.                   Description
- -----------                   -----------


  10.1. Participation Agreement among Designs JV Corp. (the `Designs Partner'), the Company, LDJV Inc. (the ``LOS Partner''), Levi's Only Stores, Inc. (`LOS''), Levi Strauss & Co. (``LS&CO'') and Levi Strauss Associates Inc. (`LSAI'')

  10.2. Partnership Agreement of The Designs/OLS Partnership (the `Partnership'') between the LOS Partner and the Designs Partner

  10.3. Glossary executed by the Designs Partner, the Company, the LOS Partner, LOS, LS&CO, LSAI and the Partnership

  10.4. Sublicense Agreement between LOS and the LOS Partner with exhibits A and B

  10.5. Sublicense Agreement between the LOS Partner and the Partnership with exhibits B and C

  10.6.        License Agreement between the Company and the Partnership

  10.7.        Administrative Services Agreement between the Company and the
               Partnership

  10.8. Agreement between the Company and LOS covering the payment to the Company of a $875,000 fee from LOS

  10.9. Asset Purchase Agreement between LOS and the Company relating to the stores located in Minneapolis, Minnesota

  10.10.       Asset Purchase Agreement between LOS and the Company relating to